MARQUEE VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA CC

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT C

Supplement dated March 30, 2020

to the

Prospectus dated May 1, 1999

Effective on or about April 30, 2020 (the “Liquidation Date”), due to the liquidation of the underlying portfolio listed below (the “Portfolio”), the subaccount listed below (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
Quality Bond Portfolio	Quality Bond Portfolio	BNY Mellon Investment Adviser, Inc.

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccount to any other subaccount available in your policy. These transfers will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Fidelity® VIP Government Money Market Portfolio (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Fidelity® VIP Government Money Market Portfolio subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you may no longer use automated transfer features such as Rebalancing or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Liquidation Date, any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the above referenced Variable Annuity dated May 1, 2007